UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 26, 2024, ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”) held an annual general meeting of shareholders (the “Meeting”) to consider and vote upon the Business Combination Proposal, the ARYA Merger Proposal, the Director Election Proposal and the Adjournment Proposal, each as more fully described in the definitive proxy statement/prospectus that ARYA filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2024 (the “Proxy Statement”). The shareholders of ARYA approved the Business Combination Proposal, the ARYA Merger Proposal and the Director Election Proposal. As there were sufficient votes to approve the Business Combination Proposal, the ARYA Merger Proposal and the Director Election Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 3,799,016 Class A ordinary shares, par value $0.0001 per share, of ARYA (the “Class A Ordinary Shares”) and 3,737,500 Class B Ordinary Shares par value $0.0001 per share, of ARYA (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “ARYA Shares”) held of record as of May 16, 2024, the record date for the Meeting, entitled to vote at the Meeting, were present in person or by proxy, representing approximately 86.95% of the voting power of the ARYA Shares as of the record date for the Meeting and constituting a quorum for the transaction of business.

The voting results for each of the proposals were as follows:

The Business Combination Proposal (Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class)

For	Against	Abstain
6,545,172	7,609	0

The ARYA Merger Proposal (Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class)

For	Against	Abstain
6,545,172	7,609	0

The Director Election Proposal (Class B Ordinary Shares)

For	Against	Abstain
3,737,500	0	0

ARYA had solicited proxies in favor of an Adjournment Proposal which would have given ARYA authority to adjourn the Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Business Combination Proposal, the ARYA Merger Proposal and the Director Election Proposal, this proposal was not voted upon at the Meeting.

In connection with the vote to approve the aforementioned proposals, the holders of 2,707,555 Class A Ordinary Shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $11.56 per share, for an aggregate redemption amount of approximately $31,312,102.

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the business combination (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of February 13, 2024 (as amended by that certain Consent and Amendment No. 1, dated as of June 25, 2024, and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ARYA, Aja Holdco, Inc., a Delaware corporation and wholly-owned subsidiary of ARYA (“ListCo”), Aja Merger Sub 1, a Cayman Islands exempted company and wholly-owned subsidiary of ListCo, Aja Merger Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of ListCo and Adagio Medical, Inc., a Delaware corporation (“Adagio”) are expected to be consummated on July 29, 2024. As used in this Current Report on Form 8-K (the “Current Report”), “New Adagio” refers to ListCo after giving effect to the consummation of the transactions contemplated by the Business Combination Agreement.

Participants in the Solicitation

ARYA and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the Business Combination. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com. Additional information regarding the interests of such participants is contained in the Proxy Statement. Investors, security holders and other interested persons of ARYA, Adagio and New Adagio are urged to carefully read in their entirety the Proxy Statement and other relevant documents that that have been filed or will be filed with the SEC because they contain important information about the Business Combination. Also see below under the heading “Additional Information.”

Adagio and New Adagio, and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Proxy Statement.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or ARYA’s, Adagio’s or New Adagio’s future financial or operating performance. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-Business Combination fully diluted equity value, the anticipated enterprise value of New Adagio, expected ownership in New Adagio, projections of market opportunity and market share, the capability of Adagio’s or New Adagio’s business plans including its plans to expand, the sources and uses of cash from the Business Combination, any benefits of Adagio’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination, Adagio’s expected pro forma cash, Adagio’s or New Adagio’s expected cash runway through 2025 or statements related to Adagio’s or New Adagio’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, Adagio or New Adagio and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, Adagio and its management and New Adagio and its management, as the case may be, are inherently uncertain. Each of ARYA, Adagio and New Adagio caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the Proxy Statement, which has been filed by ListCo with the SEC, and described in other documents filed by ARYA or New Adagio from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor Adagio can assure you that the forward-looking statements in this Current Report will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, Adagio, New Adagio or others; (3) the inability to complete the Business Combination due to the failure to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Business Combination; (6) the ability to meet stock exchange listing standards prior to or following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Adagio or New Adagio as a result of the announcement and consummation of the Business Combination; (8) Adagio’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (9) New Adagio’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the Business Combination; (10) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of New Adagio to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (11) costs related to the Business Combination; (12) risks associated with changes in applicable laws or regulations and Adagio’s or New Adagio’s international operations and operations in a regulated industry; (13) the possibility that Adagio or New Adagio may be adversely affected by other economic, business, and/or competitive factors; (14) Adagio’s or New Adagio’s use of proceeds, post-Business Combination fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (15) the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Reports on Form 10-Q, and other documents filed, or to be filed, with the SEC by ARYA or New Adagio. There may be additional risks that ARYA, Adagio or New Adagio do not presently know or that ARYA, Adagio or New Adagio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, Adagio and New Adagio.

Nothing in this Current Report should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Current Report. Subsequent events and developments may cause those views to change. Neither ARYA, Adagio nor New Adagio undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the Business Combination, ListCo filed with the SEC a Registration Statement on Form S-4 (File No. 333-278811) (as may be amended from time to time, the “Registration Statement”) containing the Proxy Statement.  After the Registration Statement became effective, ARYA mailed the Proxy Statement and other relevant materials related to the Business Combination to shareholders of ARYA as of May 16, 2024, the record date established for voting on the Business Combination. The Proxy Statement contained important information about the Business Combination and the other matters that were voted upon at the Meeting. ARYA and ListCo may also file other documents with the SEC regarding the Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Shareholders of ARYA and other interested persons are advised to read the Proxy Statement and other documents filed in connection with the Business Combination, as these materials contain important information about ARYA, Adagio and the Business Combination. Shareholders are also able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, 10003, Attention: Secretary, ARYA4@perceptivelife.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2024

ARYA Sciences Acquisition Corp IV

	By:	/s/ Michael Altman
	Name:	Michael Altman
	Title:	Chief Financial Officer